EARNINGS PER SHARE	6 Months Ended
Jun. 30, 2023
Earnings per share [abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of Shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally share options, restricted stock units and performance share units. Share-based payment awards that are contingently issuable upon the achievement of specified market and/or performance conditions are included in the diluted earnings per share calculation based on the number of Shares that would be issuable if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per share calculations for the periods presented:

	Six Months Ended
	30 June 2023	1 July 2022
Profit after taxes attributable to equity shareholders (€ million)	854	667
Basic weighted average number of Shares in issue[1] (million)	458	457
Effect of dilutive potential Shares[2] (million)	1	1
Diluted weighted average number of Shares in issue[1] (million)	459	458
Basic earnings per share (€)	1.86	1.46
Diluted earnings per share (€)	1.86	1.46
[1] As at 30 June 2023 and 1 July 2022, the Group had 458,846,191 and 456,789,240 Shares, respectively, in issue and outstanding.
[2] For the six months ended 30 June 2023 and 1 July 2022, there were no outstanding options to purchase Shares excluded from the diluted earnings per share calculation. The dilutive impact of the remaining options outstanding, unvested restricted stock units and unvested performance share units was included in the effect of dilutive securities.